                               AGREEMENT AND AMENDMENT NO. 1

      THIS AGREEMENT AND AMENDMENT NO. 1 is made as of September 21, 2001, by and among LEASECOMM CORPORATION (the "Borrower"), FLEET NATIONAL BANK, as Agent and the LENDERS whose signatures appear at the end of this Agreement.

      WHEREAS, the parties hereto are parties to a certain Fourth Amended and Restated Credit Agreement, dated as of August 22, 2000 (the "Credit Agreement"; terms defined in the Credit Agreement are used herein with the same meanings); and

      WHEREAS, the Borrower has requested certain consents under and changes to the Credit Agreement.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Amendment to Credit Agreement.

      The definition of the term "Special Purpose Subsidiary" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "Special Purpose Subsidiary. A Subsidiary which is a special purpose corporation or limited liability company for the securitization and financing of lease receivables, none of the assets of which constitutes any part of the Collateral."

      2.    Consents.

               (a) The Lenders hereby waive the requirements of Section 7.4 with respect to the proposed liquidation of the Borrower's Special Purpose Subsidiary, BLT Finance Corp. III.

               (b) The Lenders hereby waive the requirements of Section 7.8 with respect to the proposed formation of and Investment in MFI Finance II, LLC, a Special Purpose Subsidiary, by the Borrower.

      3. Representations. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

               (a) No Default has occurred and is continuing on the date hereof;

               (b) The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date); and

               (c) The resolutions referred to in Section 3.1 of the Credit Agreement remain in full force and effect.

      4. General. The foregoing amendment and consents are limited as provided herein and do not extend to any other provisions of the Credit Agreement not specified herein or to any other matter. The Credit Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby. This Agreement and Amendment No. 1 may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

                           [Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement and Amendment No. 1 has been executed as a sealed instrument as of the date first set forth above.


LEASECOMM CORPORATION                        FLEET NATIONAL BANK
                                             Individually and as Agent

By: /s/ Authorized Signatory                 By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:



UNION BANK OF CALIFORNIA                     BANKNORTH GROUP, INC.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITICORP                                     KEY BANK

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


NATIONAL CITY BANK                           FIRSTAR BANK, N.A.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITIZENS BANK OF MASSACHUSETTS               BROWN BROTHERS HARRIMAN & CO.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:

     IN WITNESS WHEREOF, this Agreement and Amendment No. 1 has been executed as a sealed instrument as of the date first set forth above.


LEASECOMM CORPORATION                        FLEET NATIONAL BANK
                                             Individually and as Agent

By:                                          By: /s/ Thomas Engels
    ---------------------------                 ----------------------------
    Name:                                       Name:  Thomas Engels
    Title:                                      Title: Senior Vice President



UNION BANK OF CALIFORNIA                     BANKNORTH GROUP, INC.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITICORP                                     KEY BANK

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


NATIONAL CITY BANK                           FIRSTAR BANK, N.A.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITIZENS BANK OF MASSACHUSETTS               BROWN BROTHERS HARRIMAN & CO.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:

     IN WITNESS WHEREOF, this Agreement and Amendment No. 1 has been executed as a sealed instrument as of the date first set forth above.


LEASECOMM CORPORATION                        FLEET NATIONAL BANK
                                             Individually and as Agent

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:



UNION BANK OF CALIFORNIA                     BANKNORTH GROUP, INC.

By:  /s/ Robert C. Nagel                     By:
    ---------------------------                 ----------------------------
    Name:  Robert C. Nagel                      Name:
    Title: Vice President                       Title:


CITICORP                                     KEY BANK

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


NATIONAL CITY BANK                           FIRSTAR BANK, N.A.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITIZENS BANK OF MASSACHUSETTS               BROWN BROTHERS HARRIMAN & CO.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:

     IN WITNESS WHEREOF, this Agreement and Amendment No. 1 has been executed as a sealed instrument as of the date first set forth above.


LEASECOMM CORPORATION                        FLEET NATIONAL BANK
                                             Individually and as Agent

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:



UNION BANK OF CALIFORNIA                     BANKNORTH GROUP, INC.

By:                                          By:  /s/ Jeff R Westling
    ---------------------------                 ----------------------------
    Name:                                       Name:  Jeff Westling
    Title:                                      Title: SVP


CITICORP                                     KEY BANK

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


NATIONAL CITY BANK                           FIRSTAR BANK, N.A.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITIZENS BANK OF MASSACHUSETTS               BROWN BROTHERS HARRIMAN & CO.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:

     IN WITNESS WHEREOF, this Agreement and Amendment No. 1 has been executed as a sealed instrument as of the date first set forth above.


LEASECOMM CORPORATION                        FLEET NATIONAL BANK
                                             Individually and as Agent

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:



UNION BANK OF CALIFORNIA                     BANKNORTH GROUP, INC.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITICORP                                     KEY BANK

By:                                          By:  /s/ Mitchell B. Feldman
    ---------------------------                 ----------------------------
    Name:                                       Name:  Mitchell B. Feldman
    Title:                                      Title: SVP


NATIONAL CITY BANK                           FIRSTAR BANK, N.A.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITIZENS BANK OF MASSACHUSETTS               BROWN BROTHERS HARRIMAN & CO.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:

     IN WITNESS WHEREOF, this Agreement and Amendment No. 1 has been executed as a sealed instrument as of the date first set forth above.


LEASECOMM CORPORATION                        FLEET NATIONAL BANK
                                             Individually and as Agent

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:



UNION BANK OF CALIFORNIA                     BANKNORTH GROUP, INC.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITICORP                                     KEY BANK

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


NATIONAL CITY BANK                           FIRSTAR BANK, N.A.

By: /s/ Michael J. Labruin                   By:
    ---------------------------                 ----------------------------
    Name:  Michael J. Labruin                   Name:
    Title: Senior Vice President                Title:


CITIZENS BANK OF MASSACHUSETTS               BROWN BROTHERS HARRIMAN & CO.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:

     IN WITNESS WHEREOF, this Agreement and Amendment No. 1 has been executed as a sealed instrument as of the date first set forth above.


LEASECOMM CORPORATION                        FLEET NATIONAL BANK
                                             Individually and as Agent

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:



UNION BANK OF CALIFORNIA                     BANKNORTH GROUP, INC.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITICORP                                     KEY BANK

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


NATIONAL CITY BANK                           FIRSTAR BANK, N.A.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITIZENS BANK OF MASSACHUSETTS               BROWN BROTHERS HARRIMAN & CO.

By:  /s/ Christopher Delsignare              By:
    ---------------------------                 ----------------------------
    Name:  Christopher Delsignare              Name:
    Title: Vice President                      Title:

     IN WITNESS WHEREOF, this Agreement and Amendment No. 1 has been executed as a sealed instrument as of the date first set forth above.


LEASECOMM CORPORATION                        FLEET NATIONAL BANK
                                             Individually and as Agent

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:



UNION BANK OF CALIFORNIA                     BANKNORTH GROUP, INC.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITICORP                                     KEY BANK

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


NATIONAL CITY BANK                           FIRSTAR BANK, N.A.

By:                                          By:
    ---------------------------                 ----------------------------
    Name:                                       Name:
    Title:                                      Title:


CITIZENS BANK OF MASSACHUSETTS               BROWN BROTHERS HARRIMAN & CO.

By:                                          By:  /s/ Jared S. Keyes
    ---------------------------                 ----------------------------
    Name:                                       Name:  Jared S. Keyes
    Title:                                      Title: SVP



                                       3